EX-35.1
(logo) SPS
SELECT Portfolio SERVICING, inc.


Agreement: See Schedule of Agreements

Dated: See Attached Schedule


ANNUAL STATEMENT AS TO COMPLIANCE


In accordance with the applicable section in each of the Pooling and Servicing Agreements specified:

i. a review of the activities of the Servicer during the year ended December 31, 2007 and of performance under this Agreement has been made under such officers' supervision; and

ii. to the best of such officers' knowledge, based on such review, SPS, in its capacity as the Servicer, Special Servicer or Modification Oversight Agent has fulfilled all of its obligations and no default has occurred under this Agreement throughout such year.


February 24, 2008


/s/ Timothy J O'Brien
Timothy J O'Brien
President
Select Portfolio Servicing, Inc.



3815 South West Temple * Salt Lake City, Utah 84115 * telephone (801) 293-1881 * web www.spservicing.com


(page)


Schedule of Agreements

Asset Backed Securities Corporation, Depositor, Fairbanks Capital Corp., Servicer and Wells Fargo Bank Minnesota, NA, Trustee - Pooling and Servicing Agreement - Asset Backed Securities Corporation Home Equity Loan Trust 2003-HE1 1/1/2003

Select Portfolio Servicing, Inc. as servicer in trust for ACE Securities Corp. Home Equity Loan Trust, Series 2004-HE4 and DB Structured Products, Inc., Owner - Servicing Agreement - Fixed Rate And Adjustable Rate Mortgage Loans 11/1/2004

Select Portfolio Servicing, Inc., as Servicer and Aurora Loan Services LLC, as Master Servicer and Lehman Brothers Holdings Inc., as Seller - Structured Asset Securities Corporation Mortgage Pass-Through Certificates, Series 2007-BC3 - Subservicing Agreement
5/1/2007

Select Portfolio Servicing, Inc., as Servicer and Aurora Loan Services LLC, as Master Servicer and Lehman Brothers Holdings Inc., as Seller - Structured Asset Securities Corporation - Lehman ABS Mortgage Loan Trust, Mortgage Pass-Through Certificates, Series 2007-1 - Servicing Agreement
5/1/2007

Financial Asset Securities Corp., Depositor, Litton Loan Servicing LP, Servicer, Wells Fargo Bank, N.A., Master Servicer and Trust Administrator and Deutsche Bank National Trust Company, Trustee - Pooling and Servicing Agreement - Soundview Home Loan Trust 2007-2
9/1/2007

Fairbanks Capital Corp. as Servicer, Lehman Capital as Seller and Wells Fargo Bank, MN NA, as Master Servicer - Amortizing Residential Collateral Mortgage Pass-Through Certificates, Series 2001-BC6
10/1/2001

Nomura Home Equity Loan, Inc., Depositor, Nomura Credit & Capital, Inc., Seller, Select Portfolio Servicing, Inc., a Servicer, Option One Mortgage Corporation, a Servicer, Countrywide Home Loans Servicing LP, a Servicer,
Wells Fargo Bank, National Association, Master Servicer and Securities Administrator and HSBC Bank USA, National Association, Trustee - Pooling and Servicing Agreement - Nomura Home Equity Loan, Inc., Asset-Backed Certificates, Series 2005-HE1
10/1/2005

(page)


Schedule of Agreements

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Washington Mutual Mortgage Securities Corp., Servicer, Greenpoint Mortgage Funding, Inc., Seller and Servicer, Select Portfolio Servicing, Inc., Servicer and Special Servicer, and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-1
1/1/2006

GS Mortgage Securities Corp., Depositor, Litton Loan Servicing LP, Servicer, Select Portfolio Servicing, Inc., Servicer, Avelo Mortgage, L.L.C., Servicer, J.P. Morgan Trust Company, National Association, Custodian, U.S. Bank National Association, Custodian, Deutsche Bank National Trust Company, Custodian, LaSalle Bank National Association, Trustee, and Wells Fargo Bank, N.A., Master Servicer and Securities Administrator - Pooling and Servicing Agreement - GSAMP Trust 2006-HE3
5/1/2006

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Washington Mutual Mortgage Securities Corp., Servicer, Bank Of America, National Association, Servicer, Select Portfolio Servicing, Inc., Servicer and Special Servicer, and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-4
4/1/2006

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer And Trust Administrator, Washington Mutual Mortgage Securities Corp., Servicer, Select Portfolio Servicing, Inc., Servicer and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-2
9/1/2006

GS Mortgage Securities Corp., Depositor, Litton Loan Servicing LP, Servicer, Select Portfolio Servicing, Inc., Servicer, Avelo Mortgage, L.L.C., Servicer, J.P. Morgan Trust Company, National Association, Custodian, U.S. Bank National Association, Custodian, Deutsche Bank National Trust Company, Custodian, LaSalle Bank National Association, Trustee and Wells Fargo Bank, N.A., Master Servicer and Securities Administrator - Pooling And Servicing Agreement - GSAMP Trust 2006-HE4
6/1/2006

GS Mortgage Securities Corp., Depositor, Litton Loan Servicing LP, Servicer, Select Portfolio Servicing, Inc., Servicer, Avelo Mortgage, L.L.C., Servicer, J.P. Morgan Trust Company, National Association, Custodian, U.S. Bank National Association, Custodian, Deutsche Bank National Trust Company, Custodian, LaSalle Bank National Association, Trustee, and Wells Fargo Bank, N.A., Master Servicer and Securities Administrator - Pooling and Servicing Agreement - GSAMP Trust 2006-HE5
8/1/2006

(page)


Schedule of Agreements

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Banco Popular De Puerto Rico, Servicer, Select Portfolio Servicing, Inc., Servicer and Special Servicer, and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2006-9
10/1/2006

Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Nationstar Mortgage LLC, Servicer, Select Portfolio Servicing, Inc., Servicer, Wells Fargo Bank, N.A., Master Servicer and Trust Administrator, Officetiger Global Real Estate Services Inc., Loan Performance Advisor and U.S. Bank National Association, Trustee - Pooling And Servicing Agreement - Asset Backed Securities Corporation Home Equity Loan Trust, Series MO 2006-HE6 11/1/2006

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Banco Popular De Puerto Rico, Servicer, Greenpoint Mortgage Funding, Inc., Servicer and a Seller, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-1
1/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., a Seller, Wells Fargo Bank N.A., a Servicer, Master Servicer and Trust Administrator, Greenpoint Mortgage Funding, Inc., a Servicer and a Seller, Select Portfolio Servicing, Inc., a Servicer, Special Servicer, and Modification Oversight Agent and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-2
2/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal Master Servicing LLC., Servicer, Washington Mutual Mortgage Securities Corp., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-3
3/1/2007

(page)


Schedule of Agreements

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal Master Servicing, LLC, Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSAB Mortgage-Backed Pass-Through Certificates, Series 2007-1
4/1/2007

Nomura Home Equity Loan, Inc., Depositor, Nomura Credit & Capital, Inc., Sponsor, Ocwen Loan Servicing, LLC, Equity One, Inc., Select Portfolio Servicing, Inc., Servicers, Wells Fargo Bank, National Association, Master Servicer and Securities Administrator and HSBC Bank USA, National Association, Trustee - Pooling and Servicing Agreement - Nomura Home Equity Loan, Inc. Asset-Backed Certificates, Series 2007-2
1/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal Master Servicing, LLC., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer, and Modification Oversight Agent and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-4
5/1/2007

Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc. Seller, Select Portfolio Servicing, Inc., Servicer, Officetiger Global Real Estate Services Inc., Loan Performance Advisor and Wells Fargo Bank, N.A., Trustee - Pooling and Servicing Agreement - Asset Backed Securities Corporation Home Equity Loan Trust, Series AMQ 2007-HE2
5/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Select Portfolio Servicing, Inc., Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSAB Mortgage-Backed Pass-Through Certificates, Series 2006-4
11/1/2006

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Banco Popular De Puerto Rico, Servicer and Back-Up Servicer, R&G Mortgage Corp., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-5
7/1/2007

(page)


Schedule of Agreements

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Bank of America, National Association, Servicer, Universal Master Servicing, LLC., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer, and Modification Oversight Agent and U.S. Bank National Association, Trustee - Series Supplement to Standard Terms of the Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-6
9/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Universal Master Servicing LLC., Servicer, Banco Popular De Puerto Rico, Servicer and Back-Up Servicer, Greenpoint Mortgage Funding, Inc., Servicer, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSMC Mortgage-Backed Pass-Through Certificates, Series 2007-7
11/1/2007

Assignment and Assumption Agreement by and among Fidelity Funding Mortgage Corp., Fairbanks Capital Corp., and Cargill Financial Services Corporation relating to Fidelity Funding Home Equity Loan Trust 1997-1
6/1/1999

Sale and Servicing Agreement among ITLA Mortgage Loan Securitization 2002-1, L.L.C., Issuer, ITLA Capital Corporation, Seller and Master Servicer, Fairbanks Capital Corp., Servicer, Wells Fargo Bank Minnesota, National Association, Trustee and Wells Fargo Bank Minnesota, National Association, Backup Servicer 3/1/2002

Financial Asset Securities Corp., Depositor, Fairbanks Capital Corp., Servicer and Wells Fargo Bank Minnesota National Association, Trustee - Pooling and Servicing Agreement - First Franklin Mortgage Loan Trust 2003-FF1
4/1/2003

Financial Asset Securities Corp., Depositor Fairbanks Capital Corp., Servicer and Wells Fargo Bank Minnesota, National Association, Trustee - Pooling and Servicing Agreement - First Franklin Mortgage Loan Trust 2002-FFA
9/1/2002

Pooling and Servicing Agreement - Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Fairbanks Capital Corp., Servicer, and Wells Fargo Bank Minnesota NA, Trustee-Asset Backed Securities Corporation Home Equity Loan Trust 2002-HE2
5/1/2002

(page)


Schedule of Agreements

Fairbanks Capital Corp., Servicer and Deutsche Bank AG New York Branch, Owner - Servicing Agreement - Fixed Rate and Adjustable Rate Mortgage Loans
12/1/2002

Asset Backed Securities Corporation, Depositor, DLJ Mortgage Capital, Inc., Seller, Select Portfolio Servicing, Inc., Servicer, Mortgageramp Inc., Loan Performance Advisor, U.S. Bank National Association, Trustee and Wells Fargo Bank, N.A., Master Servicer, Paying Agent And Swap Administrator - Pooling and Servicing Agreement - Asset Backed Securities Corporation Home Equity Loan Trust, Series NC 2005-HE8
10/1/2005

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank, N.A., Master Servicer, Servicer and Trust Administrator, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent, Washington Mutual Mortgage Securities Corp., Servicer, and U.S. Bank National Association, Trustee - Series Supplement to Standard Terms of Pooling and Servicing Agreement - Adjustable Rate Mortgage Trust 2007-1
2/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank, N.A., Master Servicer, Servicer and Trust Administrator, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent, and U.S. Bank National Association, Trustee - Series Supplement to Standard Terms of Pooling and Servicing Agreement - Adjustable Rate Mortgage Trust 2007-2
5/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank, N.A., Master Servicer, Servicer and Trust Administrator, Select Portfolio Servicing, Inc., Servicer, Special Servicer and Modification Oversight Agent, and U.S. Bank National Association, Trustee - Series Supplement to Standard Terms of Pooling and Servicing Agreement - Adjustable Rate Mortgage Trust 2007-3
9/1/2007

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc., Seller, Wells Fargo Bank Minnesota N.A., Master Servicer and Trust Administrator, Washington Mutual Mortgage Securities Corp., Seller and Servicer, Greenpoint Mortgage Funding, Inc., Seller and Servicer, Fairbanks Capital Corp., Servicer and Special Servicer, and U.S. Bank, National Association, Trustee - Pooling and Servicing Agreement - CSFB Mortgage-Backed Pass-through Certificates, Series 2003-AR30
12/1/2003

(page)


Schedule of Agreements

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc., Seller, Wells Fargo Bank N.A., Master Servicer And Trust Administrator, Washington Mutual Mortgage Securities Corp., Seller And Servicer, Greenpoint Mortgage Funding, Inc., Seller And Servicer, Wells Fargo Home Mortgage Inc., Servicer Fairbanks Capital Corp., Servicer And Special Servicer, and U.S. Bank National Association, Trustee - Pooling And Servicing Agreement - CSFB Mortgage-Backed Pass-Through Certificates, Series 2004-3 4/1/2004

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank N.A., Servicer, Master Servicer and Trust Administrator, Washington Mutual Mortgage Securities Corp., Servicer, Greenpoint Mortgage Funding, Inc., Seller and Servicer, Select Portfolio Servicing, Inc., Servicer and Special Servicer and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSFB Mortgage-Backed Pass-Through Certificates, Series 2005-12
12/1/2005

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital, Inc., Seller, Wells Fargo Bank, N.A., Master Servicer, Servicer, Back-Up Servicer and Trust Administrator, Chase Manhattan Mortgage Corporation, Master Servicer, Washington Mutual Mortgage Securities Corp., Seller and Servicer, Fairbanks Capital Corp., Greenpoint Mortgage Funding, Inc., Servicers, Wilshire Credit Corporation, Special Servicer, and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement -
Mortgage-Backed Pass-Through Certificates, Series 2004-AR5
5/1/2004

Credit Suisse First Boston Mortgage Securities Corp., Depositor, DLJ Mortgage Capital Inc., Seller, Select Portfolio Servicing Inc., Wells Fargo Bank, N.A., Wilshire Credit Corporation, Servicers, Wells Fargo Bank, N.A., Master Servicer and Trust Administrator and U.S. Bank National Association, Trustee - Pooling and Servicing Agreement - CSFB Mortgage Pass-Through Certificates, Series 2004-CF2
9/1/2004

ACE Securities Corp., Depositor, Wells Fargo Bank Minnesota, National Association, Master Servicer and Securities Administrator and Bank One, National Association, Trustee - Pooling and Servicing Agreement - ACE Securities Corp. Home Equity Loan Trust, Series 2002-HE3
12/1/2002